SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                               DAXOR CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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

                                DAXOR CORPORATION
                          350 FIFTH AVENUE, SUITE 7120
                               NEW YORK, NY 10118

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 23, 2005

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DAXOR CORPORATION (the "Company") will be held at the principal office of the Company, 350 Fifth Avenue (Empire State Building), Suite 7120, New York City, on Thursday, June 23, 2005 at 5 p.m., Eastern Daylight Time, for the following purposes:

      1. To elect a board of six directors, each to serve for a term of one year and until his successor shall have been duly elected and qualified.

      2. To transact such other business as may properly come before the meeting, or any adjournment thereof.

                                        By Order of the Board of Directors,


                                        Diane M. Meegan
                                        Corporate Secretary

April 29, 2005

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES TO BE VOTED, PLEASE SIGN, DATE AND MAIL THE ACCOMPANYING FORM OF PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                TABLE OF CONTENTS

ABOUT THE MEETING
    What is the purpose of the annual meeting?
    Who is entitled to vote?
    What constitutes a quorum?
    How do I vote?
    Can I change my vote after I submit my proxy card? What are the Board's recommendations?
    What is the Company's policy with respect to Board member attendance at the annual meeting of shareholders?

STOCK OWNERSHIP
    How much stock do the Company directors and director nominees own?
    Section 16(a) Beneficial Ownership Reporting Compliance

ITEM 1- ELECTION OF DIRECTORS
    Directors Standing for Election

DIRECTORS COMPENSATION
    How are directors compensated?
    How often did the Board meet during fiscal 2004?

OFFICERS
    Company Officers

EXECUTIVE COMPENSATION
    Executive Compensation Summary Table

STOCK OPTIONS

THE AUDIT COMMITTEE
    Audit Committee
    Report of the Audit Committee
    Audit Fees
    Investment Risk Management

PERFORMANCE GRAPHS

OTHER MATTERS

ADDITIONAL INFORMATION

                                DAXOR CORPORATION
                          350 Fifth Avenue, Suite 7120
                               New York, NY 10118

                                 PROXY STATEMENT

      The accompanying proxy is solicited by and on behalf of the Board of Directors of Daxor Corporation, a New York Corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at the principal office of the Company, 350 Fifth Avenue, Suite 7120, New York City, on Thursday, June 23, 2005 at 5:00 p.m., Eastern Daylight Time (the "Meeting"), or any adjournment thereof. Shareholders of record at the close of business on April 15, 2005 will be entitled to vote at the meeting.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

      At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and the stock option plan. In addition, the Company's management will report on the performance of the Company during 2004 and respond to questions from the stockholders.

Who is entitled to vote?

      Only stockholders of record at the close of business on the record date, April 15, 2005 are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or at any time and date to which the annual meeting may be properly adjourned or postponed. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

      The Company will solicit proxies by mail. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such persons, and the Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in doing so.

Can I change my vote after I return my proxy card?

      The shares represented by the accompanying proxy will be voted as directed with respect to the election of directors or, if no direction is indicated, will be voted in favor of election as directors of the nominees listed below and vote in favor of the 2005 stock option plan. Each proxy executed and returned by a shareholder may be revoked at any time hereafter by giving written notice of such revocation to the Secretary of the Company, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

What are the Board's recommendations?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote for election of the nominated slate of directors and approval of the stock option plan.

      With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, at their own discretion.

      The Annual Report to Shareholders for the fiscal year ended December 31, 2004 including financial statements, is being sent to shareholders on or before the date of this Proxy Statement which is the approximate date on which the Proxy Statement and form of proxy are first being sent or given to shareholders.

      The Board of Directors of the Company, on the recommendation of its audit committee consisting of a majority of independent directors, has selected the firm of Rutenberg Meril Solomon Bertiger & Guttilla, P.C. Certified Public Accountants, as the principal accountants for the current fiscal year. They (and their predecessors) have served in such capacity since 1974.

What is the Company's policy with respect to Board member attendance at annual meetings of stockholders?

      Board members are encouraged to attend the Company's annual meetings of stockholders. Five of the Company's five board members attended the 2004 annual meeting of stockholders.

                                 STOCK OWNERSHIP

How much stock do the Company's directors and director nominees own?

      On April 15, 2005 the Company had issued and outstanding 4,637,326 shares of common stock, par value $.01 per share ("Common Stock"), each of which entitled the holder to one vote. Voting is not cumulative.

      The following table sets forth information as of April 15, 2005, with respect to all shareholders known by the Company to be beneficial owners of more than 5% of the outstanding Common shares, all Directors and all Director nominees as a group. Except as noted below, each shareholder has sole voting and investment power with respect to shares owned.

--------------------------------------------------------------------------------

      Name of                             Number of Common
      Beneficial Owner                Shares Beneficially Owned    Percent
      ----------------                -------------------------    -------

      Joseph Feldschuh, M.D                   3,141,629             67.85%
      Robert Willens                              5,600
      Martin S. Wolpoff                           2,000
      James A. Lombard                              500
      Stephen Valentine, RA                           0
      Philip Hudson                             117,700
      All directors and nominees
      as a group                              3,267,429             70.46%
--------------------------------------------------------------------------------

Directors, including the President, have options totaling 13,500 shares of Daxor stock exercisable at $10.00 to $25.32/share

(1) The percentage ownership calculation of each beneficial owner has been made on the basis of outstanding shares of the Corporation's Common Stock as of the record date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE Based upon a review of the filings with the Securities and Exchange Commission, the Company believes that all of the Company's directors and executive officers complied during 2004 with the reporting requirements of Section 16(a) of the Securities Act of 1934.

Item I. Nomination of Board of Directors

      The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee. The Board does not have a standing nominating committee or a charter with respect to the process for nominating directors for election to the Company's Board of Directors. The Company qualifies as a "controlled company" under American Stock Exchange ("AMEX") rules, as Joseph Feldschuh, M.D. controls more than 50% of the Company's voting power, as evidenced by the Company's ownership records. As a result, The Amex continued listing standards do not require the Company to have a nominating committee or a written charter. Shareholders and members of the Company's Board submit nominees for election to the Company's Board of Directors to the entire Board for its consideration.

Item II. Election of Directors

      Shareholders are being asked to elect an entire board of six directors to serve on the Board of Directors of Daxor Corporation to hold office until the next annual meeting or until their successors shall have been duly elected and shall have qualified. The proxies will vote all proxies received "FOR" the election as directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited herewith may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur.

      The following table sets forth the name, age, current and past five years business experience, directorship, and positions held with the Company by each person nominated for election as director.

                               Principal Occupation and                    Director Continuously
Name and Age                   Position with the Company                   Since
------------                   -------------------------                   -----
Joseph Feldschuh, M.D., 69     Chairman of the Board of Directors          1974
                               and President of the Company (1)
Robert Willens, 58             Managing Director, Mergers & Acquisition    2002
                               Lehman Brothers, Inc., Director (2)
James Lombard, 70              Director of Administrative Services         1989
                               Division, New York City Council
                               (Retired), Director (3)
Martin S. Wolpoff, 62          Educational Consultant,                     1989
                               Director, Administration Community
                               School District (Retired), Director (4)
Stephen Valentine, RA, 51      President and Owner of
                               Stephen Valentine Architect  (5)            2004
Philip N. Hudson, 54           Minister, former registered principal       Director Nominee
                               w/NASD

--------------------------------------------------------------------------------

(1) Joseph Feldschuh, M.D. has been President of Daxor since 1974. He is on the staff of Montefiore Hospital and Medical Center. From 1966 to 1983, Dr. Feldschuh was Director of the Cardiac Metabolic Laboratory at Metropolitan Hospital. He has been a Clinical Associate Professor in both medicine and pathology at New York Medical College and an Assistant Clinical Professor at Cornell Medical School. He performed the basic research at the College of Physicians and Surgeons (Columbia University) on the measurement and prediction of normal human blood volume. He is the co-inventor of the BVA-100 Blood Volume Analyzer and the inventor of the quantitative injection kit for the BVA-100. Originally trained in Endocrinology, he is Board Certified in Cardiology and Internal Medicine. Dr. Feldschuh is the Chief Scientist for the Company. He has been personally involved in measuring blood volume on more than 4,000 patients during his medical career. It is believed that Dr. Feldschuh has performed blood volume measurements on more patients than any other physician in the United States. In addition to his duties as Chief Scientist, Dr. Feldschuh is also responsible for managing the Company's investment portfolio, which is an important source of income for the Company's operations.

(2)* Robert Willens is a Managing Director in the Mergers & Acquisition department at Lehman Brothers, Inc., in New York. Mr. Willens specializes in tax and accounting issues and in this capacity advises most areas of the firm regarding the optimal structures for corporate capital transactions. In addition, he has been instrumental in developing certain financial "products" with a view towards insuring that these products will provide clients with the desired tax and accounting results. Prior to joining Lehman Brothers (in 1987), Mr. Willens was a tax partner in the New York office of what was then known as Peat Marwick. Mr. Willens is a prolific author and has written Taxation of Corporate Capital Transactions, as well as over 200 articles for various professional journals. Each year of the past 10 years, Mr. Willens has been named to Institutional Investor's "All-American Research" Team. For the past 4 years, Mr. Willens was named by Accounting Today as one of the 100 "Most Influential Accountants" in the United States. Mr. Willens serves as Adjunct Professor (Finance Department) at Columbia University's Graduate School of Business where he teaches the course entitled "Investment Banking Tax Factors."

(3)*  James A. Lombard holds an undergraduate degree in Business Administration
      (BBA) from Iona College and a Masters Degree (MBA) in Marketing, Banking, and Finance from New York University Graduate School of Business Administration. Mr. Lombard recently retired as Director, Administrative Services Division, City Council of New York and actively participates in civic and community affairs. Prior to joining the City Council, he worked in the field of banking holding various administrative positions with Citicorp and other major banking institutions.

(4)* Martin S. Wolpoff holds B.A., M.A. and M.S. degrees from the City University of New York. He has been active in community affairs since the 1970's. He has served on his local community board (as a member for over two decades and its chair for three years), community school board (member for nine years, president for three), Community Development Corporation (member for almost 10 years), and a member of the community advisory board for a New York City hospital. Mr. Wolpoff is retired from the New York City public school system, having served since 1965 as an educator, supervisor and administrator. He is currently an educational consultant.

(5) Stephen Valentine, RA has contributed to the design of major commercial and institutional projects worldwide for more than two decades. At I.M. Pei and Partners, Mr. Valentine served as a senior architect and design team member for the highly-acclaimed United States Holocaust Memorial Museum in Washington D.C., and for New York's Jacob Javits Convention and Exhibition Center, the world's largest space-frame structure. Mr. Valentine was a senior design architect for the Hong Kong Convention and Exhibition Center, the landmark structure that was the host site in 1997 for the transfer of governmental authority from the United Kingdom to the People's Republic of China. His current project, Timeship, will be the world's first comprehensive facility devoted to life extension research that includes cryopreservation for both extinct and near extinct species, DNA, semen, eggs, embryos, and human organs for transplant. Mr. Valentine has taught at Pratt Institute as an adjunct professor in architecture for more than 12 years, where he previously received his Bachelor of Architecture in 1977. He is a recipient of the American Institute of Architects' School Medal.

(6) Philip N. Hudson earned his undergraduate degree in Business Administration (BBA) from Trinity University (San Antonio, TX) in 1972. He started in the brokerage industry in 1973 as a securities and commodities broker. In 1980 he became a Registered Principal with the NASD and started his own brokerage firm. He has since left the industry. He is a partner in oil and gas ventures, which he oversees. For the past 5 years he has served as an unpaid advisor to the company. Mr. Hudson has been a continual holder of Daxor stock since 1996. Since 1985 he has volunteered his time in the pastoral ministry, with his wife, at Community Bible Church in San Antonio.

*     (member of the Audit Committee)

--------------------------------------------------------------------------------
For 15 years, the Board of Directors comprised of 5 directors. In the past 2 years, the Board of Directors expanded to 6 directors. The current policy is to return to a Board of 5 directors. Four of the five members of the Board are qualified as independent directors.
--------------------------------------------------------------------------------

DIRECTORS COMPENSATION

How are directors compensated?

      For the year ended December 2004, the Company paid Directors $1,000 plus $500 for each meeting attended, plus expenses. The Company anticipates paying fees to Directors up to a maximum of $3,500 per year to each non-employee director.

How often did the Board meet during fiscal 2004?

      The Board of Directors met four times during 2004, of which 4 out of the 5 directors were in attendance at all of the meetings.

                                    OFFICERS

      GARY FISCHMAN obtained his Doctor of Podiatric Medicine from the Pennsylvania College of Podiatric Medicine and his Ph.D. in Pathology from Thomas Jefferson University. He served as Professor in Physiology. He joined Daxor Corporation in May 1998 and comes from a background of teaching and research. He is a diplomate of the American Academy of Pain Management. Dr. Fischman is currently Vice President of Research at Daxor Corporation. Dr. Fischman serves as the coordinator between various users of the BVA-100 for Quality Assurance testing and review of complex cases.

      STEPHEN FELDSCHUH earned his undergraduate degree in Business Administration (BS) from Boston University in 1988. He obtained his Master's degree (MBA) in Finance from Baruch College in 1997. After graduating college, he worked for Bear Sterns & Merrill Lynch as a Commodity Broker & Futures Trader. From 1992 to 1997, he joined Daxor as Operations Manager with various responsibilities including Quality Assurance of the laboratory. From mid 1997 to 1999, Mr. Feldschuh was a financial analyst doing Mergers & Acquisitions in the staffing industry for Headway Corporate Resources. Mr. Feldschuh then worked for Delia's Inc. as a Financial Controller until 2001 when he rejoined Daxor Corporation as Vice President of Operations. In 2003, Mr. Feldschuh was named Chief Financial Officer. Stephen Feldschuh is the son of Dr. Joseph Feldschuh, CEO.

      JOHN REYES-GUERRA has 16 years of healthcare/medical product and service sales experience. Mr. Reyes-Guerra joined Daxor as the Northeast Regional Manager in 2002. In May 2004 he was promoted to Vice President of Sales and Marketing. During the past year, he has been responsible for assembling an 11 person sales team and a four person support team. He has also coordinated the development of sales and marketing materials. Prior to Daxor, he held various sales and sales management positions with Toshiba Medical Systems, Stryker Medical, Picker Health Care Products, and BFI Medical Systems. Mr. Reyes-Guerra is a 1987 graduate of Elmira College.

      RONALD H. BALDRY was educated at the University of Durham in Great Britain, where he received his B.S.E.E, specializing in electronic instruments. Mr. Baldry was employed as a development engineer for instrumentation at nuclear research establishments in the United Kingdom and at Oak Ridge National Laboratory. Mr. Baldry was involved in the original mechanical design of the Company's BVA-100 Blood Volume Analyzer. Mr. Baldry was appointed Vice President/Engineering in 1996. He heads Daxor Oak Ridge. Mr. Baldry has been responsible for coordinating construction of the BVA-100 manufacturing facility. His responsibilities include coordination of other sub-contractors involved in the manufacturing of the BVA system.

      LILIYA MORGAYLO joined Daxor Corporation at the end of 2002. Ms. Morgaylo earned a B.A. in Economics from the University of Economics and Trade in Kiev, Ukraine in 1976. She came to the United States in 1996. Ms. Morgaylo attended the FEGS Business School from 1996 to 1997, where she received a certificate in Bookkeeping and Administration. From 1997 to 1999, she worked as a bookkeeper for Products Finishing Corp. From 1999 to 2000, she worked as a bookkeeper and billing coordinator for the United Cerebral Palsy Association of New York. From 2000 until joining Daxor at the end of 2002, she worked for AMDOCS as a bookkeeper. Ms. Morgaylo is responsible for accounts payable and other treasury functions. Ms. Morgaylo reports to the Chief Financial Officer.

      DIANE M. MEEGAN joined Daxor Corporation in February 2002, as the Senior Executive Assistant to the CEO and President. Ms. Meegan served as the Official Executive Assistant to the CEO of Newbridge Securities, a wholly owned subsidiary of Citigroup, for 13 years. For 4 years, she served as a member of their Problem Review Board. Ms. Meegan also served as the Executive Assistant to the Head of Operations at Instinet Clearing Services. Ms. Meegan is currently the Corporate Secretary at Daxor Corporation. She functions in the capacity of a senior administrative assistant.

EXECUTIVE COMPENSATION

      The following is the executive compensation for officers earning more than $100,000.00 Dr. Joseph Feldschuh, the Company President, CEO, and Chairman of the Board of Directors:

      YEAR ENDED DEC. 31                                    SALARY      BENEFITS
      ------------------                                   --------     --------
             2004                                          $221,050      $10,000
             2003                                          $214,512      $10,000
             2002                                          $215,000      $10,000

Stephen Feldschuh, the Company Vice President of Operations and Chief Financial
Officer:

      YEAR ENDED DEC. 31                                    SALARY      BENEFITS
      ------------------                                   --------     --------
             2004                                          $161,146      $ 8,435
             2003                                          $134,768      $ 8,435
             2002                                          $120,500      $ 8,435

Ronald N. Baldry, Company Vice President of Engineering:

      YEAR ENDED DEC. 31                                    SALARY      BENEFITS
      ------------------                                   --------     --------
             2004                                          $162,313      $ 1,500
             2003                                          $165,982      $ 1,500
             2002                                          $147,102      $ 1,500

John Reyes-Guerra, Company Vice President of Sales and Marketing:

      YEAR ENDED DEC. 31                                    SALARY      BENEFITS
      ------------------                                   --------     --------
             2004                                          $137,659      $ 8,435
             2003                                          $120,798      $ 8,435

STOCK OPTIONS

      As of December 31, 2004, Daxor Corporation has granted 62,500 stock options with strike prices ranging from $10.00 to $21.00 per share. Of the 62,500 options only 36,800 are fully vested. The additional 25,700 shares vest over the next 3 years. Utilizing the Black-Scholes option valuation model (American) the net additional expense of the additional stock options with a current stock price of April 15, 2005 would be $26,229. This amount represents less than 1/10th of $0.01 to the Company's EPS.

AUDIT COMMITTEE CHARTER

      The Committee's function is one of oversight, recognizing that the Company's management is responsible for preparing the Company's financial statements, and the independent auditor is responsible for auditing those statements. In adopting this charter, the Board acknowledges that the Committee members are not employees for the Company and are not providing expert or special assurance as to the Company's financial statements to any professional certification as to the external auditor's work or auditing standards.

      Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary. The Company stock is listed on the American Stock Exchange and is governed by listing standards.

AUDIT COMMITTEE REQUIREMENTS

      Each member qualifies as independent as defined in the Corporate Governance Guidelines. The Board includes at least one member who is an "Audit Committee Financial Expert" as such term may be defined from time to time by the SEC.

AUDIT COMMITTEE RESPONSIBILITIES

      The Audit Committee's responsibilities must comply with Rule 10A-3(b) (2),
(3), (4) and (5) under the Securities Exchange Act of 1934. The Audit Committee will discuss with management the Company's earnings press releases prior to their release, including the use of "pro-forma" or "adjusted" non GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies. It has been, and is the current policy of the company to use information only in accordance with GAAP standards.

INVESTMENT RISK MANAGEMENT

      Members of the Audit Committee have the power to approve the Company's investments and reviews the Company's investment risk policies. Such policies are periodically reviewed by the Board of Directors. The Company's finances are reviewed at each board meeting.

PROCESSES

      Management shall prepare annually, for review and approval by the Audit Committee, detailed procedures and processes for carrying on the Audit Committee's duties and responsibilities.

ADDITIONAL AUTHORITY

      The Audit Committee shall have the authority to direct an investigation by the independent auditors into any matter related to the Company's business and affairs. In addition, the Audit Committee shall have the authority to utilize internal company resources, and to retain such outside counsel and/or other resources as it deems necessary at any time in carrying out the duties of the Audit Committee.

MEETINGS

      The Audit Committee will meet on an as needed basis, but not less frequently than quarterly. Meetings will be called as needed to discuss any significant issues, including those related to the review of any Form 10-Q by the Company's independent auditors.

      It is intended that any management representative present at any meeting of the Audit Committee withdraw for a period at the end of each meeting so as to permit discussion in private with the independent auditors.

REPORTING REQUIREMENTS

      Annually the Audit Committee will report to the Board of Directors that:

o The Company's audited financial statements have been reviewed and discussed with the independent auditors, including all required SAS No. 61 communications.

o The Audit Committee has executed its responsibility to oversee the independent auditors. In particular, the Audit Committee shall (a) require (and shall so report to the Board) that the independent auditors deliver to the Audit Committee a formal written statement delineating all relationships between such accountants and the Company and (b) engage in a dialogue with such auditors concerning whether the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors.

o The Company's financial statements be included in the Company's Annual Report on Form 10-K.

o The required Audit Committee duties and responsibilities have been met for the most recently completed fiscal year.

REPORT OF THE AUDIT COMMITTEE

In 2005, the Audit Committee:

      o Reviewed and discussed the Company's 2004 audited financial statements with the Company's management.

      o Discussed with the independent auditors, Rutenberg Meril Solomon Bertiger & Guttilla, P.C. Certified Public Accountants the matters required to be discussed by the American Institute of Certified Public Accountants Auditing Standards Board Statement on Auditing Standards No.61 ("Communication with Audit Committees") which includes, among other items, matters related to the conduct of the Company's financial statements.

Based on the review and discussion of the Company's 2004 audited financial statements with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual

Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission.

April 29, 2004                              Members of the Audit Committee:
                                                    Robert Willens, Chairman
                                                    James Lombard
                                                    Martin S. Wolpoff

AUDIT FEES

      During 2005, Rutenberg Meril Solomon Bertiger & Guttilla, P.C. Certified Public Accountants. audited Daxor Corporations consolidated financial statements, reviewed financial information in filings with the Securities and Exchange Commission, and provided tax services. Fees for services rendered in 2005 by Rutenberg Meril Solomon Bertiger & Guttilla, P.C. Certified Public Accountants were $40,000. A member of the firm is expected to be present at the Annual Meeting.

ITEM 2: STOCK OPTION PLAN

      In 1994, the Company adopted a stock option plan under Section 422(b) of the Internal Revenue Code wherein options would be granted to key employees, officers, and directors where the exercise would at least equal the fair market value on the date of the grant. The 1994 Company Stock Option Plan expired in June 2004. Under the new stock option plan, in accordance to Section 422 (b) of the Internal Revenue Code, options are granted to key employees, officers, directors, and consultants where the exercise equals at least 110% of the fair market value on the date of the grant. Subject to adjustment as provided in the Plan, the stock to be offered shall consist of shares of the Company's authorized but unissued Common Stock, $.01 par value, and the aggregate amount of stock to be delivered upon exercise of all options granted under the Plan shall not exceed 200,000 of such shares, or 5% of the Company's outstanding shares, whichever is the larger number.

                                PERFORMANCE GRAPH
                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS

      The following graph demonstrates the performance of the cumulative total return to the stockholders of the Company's common stock during the previous five years with that of the Standard & Poor's 500 and Value Line Medical Supplies Index.

                    Comparison of Five-Year Cumulative Total
                                    Return*

    Daxor Corporation, Standard & Poors 500 And Value Line Medical Supplies
                                     Index

                     (Performance Results Through 12/31/04)

                              [LINE GRAPH OMITTED]

Assumes $100 invested at the close of trading 12/99 in Daxor Corporation common stock, Standard & Poors 500, and Medical Supplies. *Cumulative total return assumes reinvestment of dividends.

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

                          1999      2000      2001      2002      2003      2004
Daxor Corporation       100.00     69.64    130.70     98.74     98.41    153.31
Standard & Poors 500    100.00     89.86     78.14     59.88     75.68     82.49
Medical Supplies        100.00    167.31    201.69    190.88    240.21    291.07

                                  OTHER MATTERS

      As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company or other custodians will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                             ADDITIONAL INFORMATION

Stockholder Proposals for the 2006 Annual Meeting

      Stockholders interested in presenting a proposal for consideration at the Company's annual meeting of stockholders in 2006 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's by-laws. To be eligible for inclusion in the proxy statement, the stockholder proposals must be received by the Company's President no later than December 15, 2005.

      Stockholders interested in presenting a proposal at the Company's annual meeting of stockholders outside the procedures prescribed in Rule 14a-8 (i.e. a proposal to be presented at the annual meeting of stockholders in 2006 but not included in the Company's proxy statement) must be received by the Company's President no later than January 30, 2006 to be considered timely. Under the SEC's proxy voting rules, the Company may exercise discretionary voting authority on stockholder proposals received after such date.

                                        By Order of the Board of Directors,


                                        Diane M. Meegan
                                        Corporate Secretary

April 29, 2005
New York, NY

--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT OR FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 MAY BE OBTAINED BY SHAREHOLDERS SOLICITED HEREBY (WITHOUT CHARGE) UPON WRITTEN REQUEST TO DIANE M. MEEGAN, INVESTOR RELATIONS, DAXOR CORPORATION, 350 FIFTH AVENUE, SUITE 7120, NEW YORK, NEW YORK, 10118. THE 10-K IS ALSO ACCESSIBLE THROUGH THE COMPANY WEBSITE WWW. DAXOR.COM.

--------------------------------------------------------------------------------

                             PROXY DAXOR CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any proxy heretofore given, hereby appoints Joseph Feldschuh, MD and Martin Wolpoff or either of them, proxies of the undersigned, with full power of substitution, with respect to all Common Shares which the undersigned is entitled to vote at the Annual Meeting of Daxor Corporation (the "Company") to be held on June 23, 2005 at 5:00p.m., Eastern Standard Time, at the principal offices of the Company, 350 Fifth Avenue, Suite 7120, New York, New York, 10118 or any adjournment thereof.

      Unless a contrary direction is indicated, this proxy will be voted FOR all nominees listed for election as directors in Item 1 and for the proposal in Item 2; if specific instructions are indicated, this Proxy will be voted in accordance therewith.

      In their discretion, the Proxies are authorized to transact such other business as may properly come before the meeting, or any adjournment thereof.

      The Board of Directors recommend a vote FOR all nominees for election as directors..

1. Election of Directors   ___ FOR all nominees listed below         ___ WITHHOLD AUTHORITY to vote for
                               (except as marked to the contrary)        all nominees listed below.

(Instructions:    To withhold authority to vote for any individual nominee,
                  strike a line through the nominee's name in the list below)
                  Joseph Feldschuh, M.D., Martin S. Wolpoff, Stephen Valentine,
                  James A. Lombard, Robert Willens, Philip N. Hudson

(To be completed and signed on reverse side)

(Continued from other side)

Signature ___________________  Signature ____________________ Date _____________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sing in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

The above-signed hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and Annual Report of the Company furnished therewith

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POST-PAID RETURN ENVELOPE.